1 First-Quarter 2025 First Quarter Overall Net Sales $698.0M | 0.4% Diluted Earnings Per Share: $1.23 Adjusted Diluted Earnings Per Share: $1.45 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q1 2025 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “I am pleased to report we delivered a solid first quarter as both revenues and adjusted-diluted EPS exceeded our first quarter guidance. We are capitalizing on areas of strength and making progress to improve margins and returns on invested capital. As such, we expect our positive trends to continue and remain confident in our ability to execute and achieve our guidance. We are closely monitoring potential impacts, both political and macroeconomic, in order to react as quickly as possible with offsetting mitigating measures. Our team continues to enable the success of our customers and deliver value for all of our stakeholders.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial Officer First-Quarter Results 2025 Analyst Conference Call 9 a.m. Eastern Time | April 24, 2025

3 West Analyst Conference Call 9 a.m. Eastern Time April 24, 2025 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register-conf.media- server.com/register/BI2d2c7c475ba54ed0937f36785046f9c5 Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first quarter 2025 and management’s discussion of those results during today’s conference call. WST Q1 2025 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, therefore you should not rely on these forward-looking statements as representing our views as of any date other than today. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q1 2025 Earnings

5 Financial Highlights WST Q1 2025 Earnings • First quarter 2025 net sales of $698.0 million increased 0.4%; organic net sales increased by 2.1% • First quarter 2025 reported-diluted EPS of $1.23 compared to $1.55 in the same period last year; adjusted-diluted EPS of $1.45 compared to $1.56 in the same period last year

6 • In the past 5 years, HVP components have grown at a CAGR of 13 percent • Expect HVP components revenues to grow mid-single digits in 2025 • Capitalizing on the significant opportunities in the GLP-1 market • Continue to make progress with our biologic’s customers • In Q1, Annex 1 revenues were about 200 basis points of total revenues Proprietary Products Business HVP Components WST Q1 2025 Earnings

7 Proprietary Products Business HVP Delivery Devices and Standard Components SmartDose® On-Body Delivery System • Continued volume ramp in SmartDose® in the first quarter of 2025 • Working hard to drive significant margin improvement through scale & introducing an automated line • Continue to evaluate best path forward - all options remain on the table Standard Products • The bulk products produced across our global manufacturing network • Standard components mainly used by Pharma and Generics customers • Standard products were relatively flat year over year WST Q1 2025 Earnings

8 Contract Manufacturing • GLP-1 auto-injector growth offsetting the CGM contract exits • Our investments in GLP-1 facilities deliver low single digit growth for the segment in 2025 • Moving to drug handling - we believe will be higher margin and lower capital intensity Grand Rapids, MI expansion WST Q1 2025 Earnings

9 First-Quarter 2025 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31, 2025 2024 Reported Net Sales $698.0 $695.4 Gross Profit Margin 33.2% 33.1% Reported Operating Profit $107.0 $122.8 Adjusted Operating Profit (1) $125.0 $123.0 Reported Operating Profit Margin 15.3% 17.7% Adjusted Operating Profit Margin (1) 17.9% 17.7% Reported-Diluted EPS $1.23 $1.55 Adjusted-Diluted EPS (1) $1.45 $1.56 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q1 2025 Earnings

10 Overall Organic Net Sales Growth: 2.1% (Q1 2025) Proprietary Products Q1 2025 organic net sales increased by 2.4% driven by sales of High-Value Products led by customer demand for self-injection device platforms partially offset by lower sales of FluroTec® products. . BIOLOGICS GENERICS PHARMA Organic sales growth driven by an increase in sales of self- injection device platforms, partially offset by lower sales of FluroTec® products Organic sales decline driven by a decline in sales of standard and FluroTec® products Organic sales growth driven by an increase in sales of standard products and Westar® products CONTRACT MANUFACTURING Organic net sales growth driven by a continued increase in self-injection devices for obesity and diabetes, partially offset by a decrease in sales of healthcare diagnostic devices Mid-Single Digit (Mid-Single Digit) Low-Single DigitMid-Single Digit First-Quarter 2025 Organic Net Sales Growth WST Q1 2025 Earnings

11 Change in Consolidated Net Sales First-quarter 2024 to 2025 ($ millions) WST Q1 2025 Earnings

12 Gross Profit Update ($ millions) Three Months Ended March 31, 2025 2024 Proprietary Products Gross Profit $210.2 $207.1 Proprietary Products Gross Profit Margin 37.3% 37.0% Contract-Manufactured Products Gross Profit $21.7 $23.1 Contract-Manufactured Products Gross Profit Margin 16.1% 17.0% Consolidated Gross Profit $231.9 $230.2 Consolidated Gross Profit Margin 33.2% 33.1% WST Q1 2025 Earnings

13 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q1 2025 YTD Q1 2024 Depreciation and Amortization $40.0 $35.6 Operating Cash Flow $129.4 $118.2 Capital Expenditures $71.3 $90.6 Free Cash Flow $58.1 $27.6 Financial Condition March 31, 2025 December 31, 2024 Cash and Cash Equivalents $404.2 $484.6 Debt $202.6 $202.6 Equity $2,683.1 $2,682.3 Working Capital $930.8 $987.7 WST Q1 2025 Earnings

14 2025 Full-Year Guidance WST Q1 2025 Earnings 2025 Full-Year Guidance Consolidated Net Sales $2.945 - $2.975 billion Adjusted-Diluted EPS $6.15 to $6.35

15 Eric M. Green President & Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial Officer John Sweeney VP, Investor Relations Q & A WST Q1 2025 Earnings

16 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q1 2025 Earnings

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended March 31, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $107.0 $24.1 $89.8 $1.23 Unallocated items: Restructuring and other charges 17.8 2.0 15.8 0.21 Amortization of acquisition-related intangible assets 0.2 - 0.6 0.01 Adjusted (Non-U.S. GAAP) $125.0 $26.1 $106.2 $1.45 Three months ended March 31, 2024 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $122.8 $16.4 $115.3 $1.55 Unallocated items: Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $123.0 $16.4 $116.0 $1.56 WST Q1 2025 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) (1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended March 31, 2025 Proprietary CM Total Reported net sales (U.S. GAAP) $563.0 $135.0 $698.0 Effect of changes in currency translation rates 9.7 2.0 11.7 Organic net sales (Non-U.S. GAAP) (1) $572.7 $137.0 $709.7 WST Q1 2025 Earnings

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2024 Actual 2025 Guidance % Change Reported-diluted EPS (U.S. GAAP) $6.69 $5.86 to $6.06 (12.4%) to (9.4%) Restructuring and other charges 0.02 0.26 Amortization of acquisition-related intangible assets 0.04 0.03 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $6.75 $6.15 to $6.35 (8.9%) to (5.9%) (1) See “Full-year 2025 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2025 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first three months of 2025, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.02. Any future tax benefits associated with stock-based compensation that we receive in 2025 would provide a positive adjustment to our full-year EPS guidance. In full-year 2024, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.26. WST Q1 2025 Earnings